SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2001

_________________

IRWIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1020

ITEM 5. OTHER EVENTS.

The Registrant has elected to file this Current Report on Form 8-K pursuant to Regulation FD to report that on January 2, 2001, Irwin Financial Corporation announced the promotion of Robert H. Griffith to President and Chief Executive Officer of its Irwin Mortgage Corporation subsidiary, completing a previously announced senior management transition at the subsidiary.

Attached as Exhibit 99.1 is a copy of the news release relating to this management change, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

            99.1  News Release issued January 2, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: January 2, 2001	By: /s/ GREGORY F. EHLINGER __________________________________________
GREGORY F. EHLINGER Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release issued January 2, 2001